UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22380
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (EXD) Semiannual Report June 30, 2012

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes quarterly cash distributions equal to $0.4250 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2012
Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund
Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Financial Statements	4

Notice to Shareholders	16

Annual Meeting of Shareholders	17

Board of Trustees’ Contract Approval	18

Officers and Trustees	21

Important Notices	22

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund
June 30, 2012
Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors, LLC; James H. Evans, CFA
Performance1

				Since
% Average Annual Total Returns	Inception Date	Six Months	One Year	Inception

Fund at NAV	6/29/2010	3.55%	8.12%	7.49%
Fund at Market Price	—	11.25	10.51	5.61

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	6/29/2010	0.04%	0.05%	0.10%

% Premium/Discount to NAV

				-3.47%

Distributions[2]

Total Distributions per share for the period				$0.850
Distribution Rate at NAV				9.36%
Distribution Rate at Market Price				9.69%
Fund Profile

Credit Quality (% of bond holdings)3

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund
June 30, 2012
Endnotes and Additional Disclosures

[1]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital.

[3]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Portfolio of Investments (Unaudited)

Tax-Exempt Municipal Securities — 84.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 2.0%

Vermont Municipal Bond Bank, 4.00%, 12/1/17	$2,515	$2,908,924
Vermont Municipal Bond Bank, 5.00%, 12/1/19	705	872,452

		$3,781,376

Education — 2.2%

Massachusetts Development Finance Agency, (Harvard University), 5.00%, 10/15/20	$2,000	$2,534,540
New York State Dormitory Authority, 5.00%, 7/1/21	1,000	1,238,210
University of Arkansas, 3.00%, 11/1/19	445	485,904

		$4,258,654

Electric Utilities — 4.2%

Energy Northwest, WA, (Bonneville Power Administration), 5.00%, 7/1/17	$4,200	$5,021,646
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/19	2,500	3,064,900

		$8,086,546

Escrowed / Prerefunded — 3.1%

Harris County, TX, Flood Control District, Prerefunded to 10/1/14, 5.25%, 10/1/20	$2,545	$2,814,872
New York, NY, Transitional Finance Authority, Prerefunded to 8/1/13, 5.00%, 8/1/21	3,000	3,156,810

		$5,971,682

General Obligations — 40.9%

Alexandria, VA, 4.00%, 7/1/16	$2,980	$3,383,581
Beaufort County, SC, School District, 5.00%, 3/1/19	5,370	6,579,646
Bedford, MA, 4.00%, 8/15/16	1,380	1,570,399
Bellevue, WA, 5.00%, 12/1/21	1,020	1,276,805
Carrollton, TX, 3.00%, 8/15/15	100	107,645
Charleston County, SC, School District, 5.00%, 2/1/19	7,020	8,647,025
Dakota County, MN, Community Development Agency, 3.00%, 1/1/13	150	152,040
Dakota County, MN, Community Development Agency, 3.00%, 1/1/14	500	519,610
Florida Board of Education, 5.00%, 6/1/17	2,010	2,400,443
Frederick County, MD, 4.00%, 2/1/15	555	605,294
Georgia, 4.00%, 9/1/16	3,500	3,990,350
Georgia, 5.00%, 7/1/17	600	723,570
Georgia, 5.00%, 7/1/19	3,070	3,831,728
Hoover, AL, Board of Education Capital Outlay Warrants, 5.00%, 2/15/14	2,815	3,015,034
Hopkinton, MA, 4.00%, 7/15/16	240	270,482
Liberty Hill, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/1/21	515	427,126
Loudoun County, VA, 5.00%, 12/1/17	2,015	2,456,849
Maricopa County, AZ, Community College District, 3.00%, 7/1/18	1,605	1,747,588
Maryland, 5.00%, 8/1/19	5,750	7,187,558
Massachusetts, 5.50%, 10/1/15	400	464,008
Mississippi, 5.00%, 10/1/21	500	594,735
Morris County, NJ, 5.00%, 2/15/14	1,650	1,774,790
New York, 5.00%, 4/15/15	500	561,480
Richardson, TX, 5.00%, 2/15/18	2,790	3,364,572
St. Louis County, MO, School District C-2 Parkway, 4.00%, 3/1/20	1,700	1,998,809
United Independent School District, TX, 5.00%, 8/15/20	2,000	2,497,640
Utah, 5.00%, 7/1/19	8,300	10,359,396
Wake, NC, 5.00%, 3/1/21	2,000	2,537,240
Washington, 5.00%, 7/1/20	2,145	2,651,006
Wisconsin, 5.00%, 5/1/20	2,255	2,788,668

		$78,485,117

Insured – Escrowed / Prerefunded — 4.3%

Anchorage, AK, (FGIC), Prerefunded to 9/1/13, 5.00%, 9/1/20	$1,750	$1,847,913
Benton County, WA, School District No. 400, (AGM), Prerefunded to 6/1/13, 5.00%, 12/1/20	6,055	6,322,752

		$8,170,665

Insured – General Obligations — 0.4%

Houston, TX, (NPFG), 5.25%, 3/1/14	$785	$849,064

		$849,064

Insured – Transportation — 0.6%

New York State Thruway Authority, (AGM), 5.00%, 3/15/14	$1,000	$1,078,410

		$1,078,410

Lease Revenue / Certificates of Participation — 0.6%

Orange County, FL, School Board, 5.00%, 8/1/16	$500	$574,230
Orange County, FL, School Board, 5.00%, 8/1/19	500	590,665

		$1,164,895

Special Tax Revenue — 9.7%

Michigan Finance Authority, (Unemployment Obligation Assesment), 5.00%, 1/1/20	$6,000	$7,287,000
New York State Urban Development Corp., 5.00%, 1/1/15	2,125	2,350,717

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Portfolio of Investments (Unaudited) — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Special Tax Revenue (continued)

New York State Urban Development Corp., 5.00%, 12/15/17	$7,415	$8,934,927

		$18,572,644

Transportation — 13.4%

Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/21	$1,350	$1,727,852
New York State Thruway Authority, 5.00%, 4/1/18	20,000	24,016,800

		$25,744,652

Water and Sewer — 3.4%

Massachusetts Water Pollution Abatement Trust, 4.00%, 8/1/17	$1,860	$2,150,476
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/21	2,025	2,604,980
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/21	1,415	1,760,444

		$6,515,900

Total Tax-Exempt Municipal Securities — 84.8%
(identified cost $155,112,135)		$162,679,605

Call Options Purchased — 0.1%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	248	$1,425	7/6/12	$3,100
S&P 500 Index	247	1,445	7/13/12	5,558
S&P 500 Index	244	1,430	7/21/12	21,960
S&P 500 Index	247	1,455	7/27/12	16,672
S&P 500 Index FLEX	268	1,400	7/3/12	3,411
S&P 500 Index FLEX	248	1,425	7/5/12	361
S&P 500 Index FLEX	248	1,445	7/11/12	1,237
S&P 500 Index FLEX	248	1,435	7/12/12	3,779
S&P 500 Index FLEX	249	1,460	7/17/12	2,350
S&P 500 Index FLEX	242	1,445	7/19/12	7,924
S&P 500 Index FLEX	245	1,425	7/24/12	42,590
S&P 500 Index FLEX	246	1,440	7/25/12	21,851

Total Call Options Purchased
(identified cost $161,699)				$130,793

Put Options Purchased — 0.1%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	248	$1,160	7/6/12	$620
S&P 500 Index	247	1,175	7/13/12	8,027
S&P 500 Index	244	1,185	7/21/12	14,030
S&P 500 Index	247	1,210	7/27/12	33,345
S&P 500 Index FLEX	268	1,130	7/3/12	—
S&P 500 Index FLEX	248	1,150	7/5/12	1
S&P 500 Index FLEX	248	1,180	7/11/12	670
S&P 500 Index FLEX	248	1,155	7/12/12	368
S&P 500 Index FLEX	249	1,220	7/17/12	14,060
S&P 500 Index FLEX	242	1,205	7/19/12	12,783
S&P 500 Index FLEX	245	1,175	7/24/12	12,861
S&P 500 Index FLEX	246	1,185	7/25/12	18,406

Total Put Options Purchased
(identified cost $845,524)				$115,171

Short-Term Investments — 16.4%

Tax-Exempt Municipal Securities — 3.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Texas, 2.50%, 8/30/12	$7,500	$7,529,325

Total Tax-Exempt Municipal Securities
(identified cost $7,527,204)		$7,529,325

U.S. Treasury Obligations — 10.4%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.095%, 8/9/12	$20,000	$19,999,100

Total U.S. Treasury Obligations
(identified cost $19,997,942)		$19,999,100

Other — 2.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(1)	$3,968	$3,968,415

Total Other
(identified cost $3,968,415)		$3,968,415

Total Short-Term Investments — 16.4%
(identified cost $31,493,561)		$31,496,840

Total Investments — 101.4%
(identified cost $187,612,919)		$194,422,409

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Portfolio of Investments (Unaudited) — continued

Call Options Written — (2.0)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	248	$1,360	7/6/12	$(296,360)
S&P 500 Index	247	1,380	7/13/12	(170,430)
S&P 500 Index	244	1,365	7/21/12	(431,880)
S&P 500 Index	247	1,390	7/27/12	(221,065)
S&P 500 Index FLEX	268	1,340	7/3/12	(645,195)
S&P 500 Index FLEX	248	1,360	7/5/12	(269,269)
S&P 500 Index FLEX	248	1,380	7/11/12	(160,574)
S&P 500 Index FLEX	248	1,370	7/12/12	(272,461)
S&P 500 Index FLEX	249	1,395	7/17/12	(119,285)
S&P 500 Index FLEX	242	1,380	7/19/12	(250,345)
S&P 500 Index FLEX	245	1,360	7/24/12	(551,877)
S&P 500 Index FLEX	246	1,375	7/25/12	(369,872)

Total Call Options Written — (2.0)%
(premiums received $2,226,316)				$(3,758,613)

Put Options Written — (0.2)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	248	$1,225	7/6/12	$(3,100)
S&P 500 Index	247	1,240	7/13/12	(12,350)
S&P 500 Index	244	1,250	7/21/12	(37,820)
S&P 500 Index	247	1,275	7/27/12	(104,975)
S&P 500 Index FLEX	268	1,190	7/3/12	—
S&P 500 Index FLEX	248	1,215	7/5/12	(69)
S&P 500 Index FLEX	248	1,245	7/11/12	(8,271)
S&P 500 Index FLEX	248	1,220	7/12/12	(4,613)
S&P 500 Index FLEX	249	1,285	7/17/12	(72,258)
S&P 500 Index FLEX	242	1,270	7/19/12	(60,421)
S&P 500 Index FLEX	245	1,240	7/24/12	(52,106)
S&P 500 Index FLEX	246	1,250	7/25/12	(68,906)

Total Put Options Written — (0.2)%
(premiums received $2,285,586)				$(424,889)

Other Assets, Less Liabilities — 0.8%				$1,616,656

Net Assets — 100.0%				$191,855,563

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	- Assured Guaranty Municipal Corp.
FGIC	- Financial Guaranty Insurance Company
FLEX	- FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund

At June 30, 2012, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	21.5%
Washington	10.5%
Others, representing less than 10% individually	56.7%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at June 30, 2012, 5.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 3.8% of total investments.

(1)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2012.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2012

Unaffiliated investments, at value (identified cost, $183,644,504)	$190,453,994
Affiliated investment, at value (identified cost, $3,968,415)	3,968,415
Interest receivable	2,083,627
Interest receivable from affiliated investment	1,103
Receivable for investments sold	312,996

Total assets	$196,820,135

Liabilities

Written options outstanding, at value (premiums received, $4,511,902)	$4,183,502
Payable for investments purchased	514,437
Payable to affiliates:
Investment adviser and administration fee	199,853
Trustees’ fees	2,100
Accrued expenses	64,680

Total liabilities	$4,964,572

Net Assets	$191,855,563

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$105,566
Additional paid-in capital	190,860,514
Accumulated net realized gain	7,041,122
Accumulated distributions in excess of net investment income	(13,289,529)
Net unrealized appreciation	7,137,890

Net Assets	$191,855,563

Common Shares Outstanding	10,556,552

Net Asset Value

Net assets ÷ common shares issued and outstanding	$18.17

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Statement of Operations (Unaudited)

Six Months Ended
Investment Income	June 30, 2012

Interest	$1,523,108
Interest income allocated from affiliated investment	10,376
Expenses allocated from affiliated investment	(1,714)

Total investment income	$1,531,770

Expenses

Investment adviser and administration fee	$1,200,817
Trustees’ fees and expenses	4,610
Custodian fee	77,751
Transfer and dividend disbursing agent fees	9,454
Legal and accounting services	30,860
Printing and postage	19,554
Miscellaneous	19,910

Total expenses	$1,362,956

Deduct —
Reduction of custodian fee	$20

Total expense reductions	$20

Net expenses	$1,362,936

Net investment income	$168,834

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(5,623,810)
Investment transactions allocated from affiliated investment	60
Written options	13,690,046

Net realized gain	$8,066,296

Change in unrealized appreciation (depreciation) —
Investments	$(338,501)
Written options	(1,575,626)

Net change in unrealized appreciation (depreciation)	$(1,914,127)

Net realized and unrealized gain	$6,152,169

Net increase in net assets from operations	$6,321,003

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2012	Year Ended
Increase (Decrease) in Net Assets	(Unaudited)	December 31, 2011

From operations —
Net investment income	$168,834	$629,866
Net realized gain from investment transactions and written options	8,066,296	13,091,971
Net change in unrealized appreciation (depreciation) from investments and written options	(1,914,127)	9,879,694

Net increase in net assets from operations	$6,321,003	$23,601,531

Distributions to common shareholders —
From net investment income	$(8,973,069)*	$(632,588)
From net realized gain	–	(9,485,278)
Tax return of capital	–	(7,828,272)

Total distributions to common shareholders	$(8,973,069)	$(17,946,138)

Net increase (decrease) in net assets	$(2,652,066)	$5,655,393

Net Assets

At beginning of period	$194,507,629	$188,852,236

At end of period	$191,855,563	$194,507,629

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(13,289,529)	$(4,485,294)

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Financial Highlights

	Six Months Ended
	June 30, 2012		Year Ended	Period Ended
	(Unaudited)		December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of period	$18.430		$17.890	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.016		$0.060	$0.016
Net realized and unrealized gain (loss)	0.574		2.180	(0.336)

Total income (loss) from operations	$0.590		$2.240	$(0.320)

Less Distributions

From net investment income	$(0.850	)*	$(0.060)	$(0.671)
From net realized gain	—		(0.898)	(0.179)
Tax return of capital	—		(0.742)	—

Total distributions	$(0.850)		$(1.700)	$(0.850)

Offering costs charged to paid-in capital(3)	$—		$—	$(0.040)

Net asset value — End of period	$18.170		$18.430	$17.890

Market value — End of period	$17.540		$16.550	$16.730

Total Investment Return on Net Asset Value(4)	3.55	%(5)	13.69%	(1.86	)%(5)(6)(7)

Total Investment Return on Market Value(4)	11.25	%(5)	9.23%	(8.22	)%(5)(6)(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$191,856		$194,508	$188,852
Ratios (as a percentage of average daily net assets):
Expenses(8)	1.42	%(9)	1.43%	1.44	%(9)
Net investment income	0.18	%(9)	0.33%	0.17	%(9)
Portfolio Turnover	8	%(5)	59%	11	%(5)

(1)	For the period from the start of business, June 29, 2010, to December 31, 2010.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(5)	Not annualized.
(6)	Included in the calculation is a distribution that was declared prior to the end of the period and paid in January 2011, which was assumed to be reinvested at the price obtained on or after the payable date pursuant to the Fund’s dividend reinvestment plan.
(7)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	Annualized.
*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The trust was organized on January 14, 2010 and remained inactive until June 29, 2010, except for the matters related to its organization and sale of initial shares of $100,000. The Fund’s investment objective is to provide tax-advantaged current income and gains.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities and indices) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of June 30, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Organization and Offering Costs — Organization costs paid in connection with the organization of the Fund were borne directly by EVM, the Fund’s investment adviser.

EVM agreed to pay all offering costs (other than sales loads) that exceeded $0.04 per common share. Costs incurred by the Fund in connection with the offering of its common shares were recorded as a reduction of additional paid-in capital.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Notes to Financial Statements (Unaudited) — continued

G Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index put option, the Fund has the right to receive a cash payment equal to any depreciation of the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

L When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Interim Financial Statements — The interim financial statements relating to June 30, 2012 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Notes to Financial Statements (Unaudited) — continued

year may include a substantial return of capital component. For the six months ended June 30, 2012, the amount of distributions estimated to be a tax return of capital was approximately $6,704,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.25% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates on daily net assets over $1.5 billion, and is payable monthly. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended June 30, 2012, the investment adviser and administration fee amounted to $1,200,817 or 1.25% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Risk Advisors LLC (PRA). PRA is an indirect affiliate of EVM. EVM pays PRA a portion of its advisory and administration fee for sub-advisory services provided to the Fund.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $36,924,426 and $11,557,085, respectively, for the six months ended June 30, 2012.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended June 30, 2012 and the year ended December 31, 2011.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$186,325,158

Gross unrealized appreciation	$8,943,783
Gross unrealized depreciation	(846,532)

Net unrealized appreciation	$8,097,251

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at June 30, 2012 is included in the Portfolio of Investments.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Notes to Financial Statements (Unaudited) — continued

Written options activity for the six months ended June 30, 2012 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	6,432	$4,921,623
Options written	38,230	25,577,141
Options terminated in closing purchase transactions	(8,898)	(6,274,992)
Options expired	(29,804)	(19,711,870)

Outstanding, end of period	5,960	$4,511,902

At June 30, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting any potential loss. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2012 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative

Purchased Options	$245,964	(1)	$—
Written Options	—		(4,183,502	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2012 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Purchased Options	$(6,180,948)	$117,333
Written Options	13,690,046	(1,575,626)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding for the six months ended June 30, 2012, which is indicative of the volume of this derivative type, was approximately 6,000 contracts.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Notes to Financial Statements (Unaudited) — continued

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$162,679,605	$—	$162,679,605
Call Options Purchased	47,290	83,503	—	130,793
Put Options Purchased	56,022	59,149	—	115,171
Short-Term Investments —
Tax-Exempt Municipal Securities	—	7,529,325	—	7,529,325
U.S. Treasury Obligations	—	19,999,100	—	19,999,100
Other	—	3,968,415	—	3,968,415

Total	$103,312	$194,319,097	$—	$194,422,409

Liability Description

Call Options Written	$(1,119,735)	$(2,638,878)	$—	$(3,758,613)
Put Options Written	(158,245)	(266,644)	—	(424,889)

Total	$(1,277,980)	$(2,905,522)	$—	$(4,183,502)

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At June 30, 2012, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Notice to Shareholders

At the August 4, 2011 Board Meeting, the Trustees approved the following defensive investing policy: “During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.”

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on April 20, 2012. The following action was taken by the shareholders:

Item 1: The election of William H. Park, Ronald A. Pearlman and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2015 and Scott E. Eston as a Class I Trustee of the Fund for a two-year term expiring in 2014.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Scott E. Eston	9,610,668	286,773
William H. Park	9,612,928	284,513
Ronald A. Pearlman	9,586,060	311,381
Harriett Tee Taggart	9,596,136	301,305

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategy. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies, as well as investing in stocks and selling call options on various indices, including the S&P 500 Index. With respect to the Sub-adviser, the Board considered the Sub-adviser’s business reputation and its options strategy and its past experience in implementing such strategy. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading,

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Board of Trustees’ Contract Approval — continued

frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2011 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

Officers and Trustees

Officers of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Payson F. Swaffield President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Ralph F. Verni Chairman Scott E. Eston Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2012, Fund records indicate that there are 3 registered shareholders and approximately 5,618 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXD.

Eaton Vance
Tax-Advantaged Bond and Option Strategies Fund

June 30, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Risk Advisors LLC
274 Riverside Avenue
Westport, CT 06880

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Fund Offices
Two International Place
Boston, MA 02110

4583-8/12	CE-EXDSRC

Item 2. Code of Ethics
Not required in this filing.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)
Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 8, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: August 8, 2012

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 8, 2012